   As filed with the Securities and Exchange Commission on September 14, 1999

                                             Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                                             04-2348234
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

ONE TECHNOLOGY WAY
NORWOOD, MASSACHUSETTS                                    02062-9106
(Address of Principal Executive Offices)                  (Zip Code)

                              ANALOG DEVICES, INC.
                           DEFERRED COMPENSATION PLAN
                            (Full title of the Plan)

                             PAUL P. BROUNTAS, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

================================================================================

                         CALCULATION OF REGISTRATION FEE

Title of securities to be          Amount to be            Proposed maximum                     Amount of
registered(1)                      registered(1)           aggregate offering Price(2)          registration fee

Deferred Compensation              $75,000,000             $75,000,000                          $20,850
Obligations

--------------------------------------------------------------------------------

(1) The Deferred Compensation Obligations are unsecured obligations of Analog Devices, Inc. to pay deferred compensation in the future in accordance with the terms of the Analog Devices, Inc. Deferred Compensation Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, as amended.

================================================================================

                     STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 033-64849) filed by the Registrant on December 8, 1995, relating to the Registrant's Deferred Compensation Plan, as amended by Post-Effective Amendment No. 1 to Form S-8 filed by the Registrant on April 15, 1997 and Post-Effective Amendment No. 2 to Form S-8 filed by the Registrant on November 12, 1997, and incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-48243) filed by the Registrant on March 19, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this 14th day of September, 1999.


                                                  ANALOG DEVICES, INC.



                                                  By: /s/ Jerald G. Fishman
                                                     ---------------------------
                                                      Jerald G. Fishman
                                                      President and Chief
                                                      Executive Officer

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Analog Devices, Inc., hereby severally constitute and appoint Ray Stata, Jerald G. Fishman and Joseph E. McDonough, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments (including post-effective amendments) to said Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933) and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Analog Devices, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any such Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

  SIGNATURE                                        TITLE                              DATE
  ---------                                        -----                              ----
/s/ Jerald G. Fishman                               President, Chief Executive         )
----------------------------------                  Officer and Director               ) September 14, 1999
JERALD G. FISHMAN                                   (Principal Executive               )
                                                    Officer)                           )

/s/ Ray Stata                                       Chairman of the                    )
----------------------------------                  Board and Director                 ) September 14, 1999
RAY STATA                                                                              )
                                                                                       )

/s/ Joseph E. McDonough                             Vice President-Finance             )
----------------------------------                  and Chief Financial                ) September 14, 1999
JOSEPH E. MCDONOUGH                                 Officer (Principal Financial       )
                                                    and Accounting Officer)            )

/s/ John L. Doyle                                   Director                           )
----------------------------------                                                     ) September 14, 1999
 JOHN L. DOYLE                                                                         )
                                                                                       )

/s/ Charles O. Holliday, Jr.                        Director                           )
----------------------------------                                                     ) September 14, 1999
CHARLES O. HOLLIDAY, JR.                                                               )
                                                                                       )

                                                                                       )
/s/ Joel Moses                                      Director                           ) September 14, 1999
----------------------------------                                                     )
JOEL MOSES                                                                             )

                                                                                       )
/s/ F. Grant Saviers                                Director                           ) September 14, 1999
----------------------------------                                                     )
F. GRANT SAVIERS                                                                       )

                                                                                       )
/s/ Lester C. Thurow                                Director                           ) September 14, 1999
----------------------------------                                                     )
LESTER C. THUROW                                                                       )


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



                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

   4.1 Restated Articles of Organization of Analog Devices, Inc., as amended (incorporated herein by reference to the Registrant's Form 10-Q, filed on March 15, 1999)

   4.2 By-Laws of the Registrant (incorporated herein by reference to the Registrant's Form 10-K for the fiscal year ended October 31, 1998, filed on January 28, 1999)

   4.3 Rights Agreement dated as of March 18, 1998 between the Registrant and BankBoston, N.A., as Rights Agent (incorporated herein by reference to the Registrant's Registration Statement on Form 8-A (File No. 001-07819) filed on March 19, 1998)

   4.4 Analog Devices, Inc. Deferred Compensation Plan (incorporated herein by reference to the Registrant's Form S-8 filed on December 8, 1995, as amended by Post-Effective Amendment No. 1 to Form S-8 filed on April 15, 1997 and Post-Effective Amendment No. 2 to Form S-8 filed on November 12, 1997 and by reference to the Registrant's Form S-8 filed on March 19,
                  1998)

   5              Opinion of Hale and Dorr LLP

  23.1            Consent of Hale and Dorr LLP (included in Exhibit 5)

  23.2            Consent of Ernst & Young LLP

  24 Power of Attorney (included on the signature page of this Registration Statement)


                                       -5-